EXHIBIT 99.1
                     WaMu Mortgage Pass-Through Certificates
                                 Series 2005-AR6

                               Marketing Materials

                          $2,369,458,000 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                               WaMu Capital Corp.
                        A Washington Mutual, Inc. Company

  Preliminary Term Sheet                                                           Date Prepared: March 28, 2005

                              WaMu Mortgage Pass-Through Certificates, Series 2005-AR6

                             $2,369,485,000 (Approximate, Subject to +/- 10% Variance)

                                                 Publicly Offered Certificates

                                           Adjustable Rate Residential Mortgage Loans

                       Principal            WAL (Yrs)           Pmt Window
                         Amount                To                 (Mths)          Interest                             Expected Ratings
      Class (1)        (Approx.)         Call/Mat (2)       To Call/Mat (2)       Rate Type       Tranche Type            Moody's/S&P
      -------------   ----------------  -------------       ----------------    -------------     -------------        -----------------
        1-A-1A           $195,463,000            Not Offered Hereby              Variable (3)         Senior                 Aaa/AAA

        1-A-1B            $21,718,000            Not Offered Hereby              Variable (3)       Senior Mezz              Aaa/AAA

        2-A-1A         $1,421,675,000     2.77 / 3.03         1-92 / 1-480       Variable (3)         Senior                 Aaa/AAA

        2-A-1B1          $426,128,000     1.50 / 1.50         1-45 / 1-45        Variable (3)       Senior Mezz              Aaa/AAA

        2-A-1B2          $166,236,000     6.03 / 6.96        45-92 / 45-480      Variable (3)       Senior Mezz              Aaa/AAA

        2-A-1C           $355,419,000     2.77 / 3.03         1-92 / 1-480       Variable (3)       Senior Mezz              Aaa/AAA

        R                      $100            Not Offered Hereby                                 Senior/Residual            Aaa/AAA

        X (4)                   $[]            Not offered Hereby                                  Senior IO/PO              Aaa/AAA
         B-1             $154,854,000          Not Offered Hereby               Variable (5)       Subordinate               NR/AA
         B-2              $40,147,000                                           Variable (5)       Subordinate               NR/A
         B-3              $22,941,000                                           Variable (5)       Subordinate               NR/BBB
         B-4              $27,242,000                                                              Subordinate               NR/BB
                                              Privately Offered Certificates
         B-5              $21,507,000                                                              Subordinate               NR/B
         B-6              $14,341,156                                                              Subordinate               NR/NR
        Total:         $2,369,458,000

     (1) Distributions on the Class 1-A-1A and Class 1-A-1B Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ("Group I Mortgage Loans"). Distributions on the Class 2-A-1A, Class
2-A-1B1, Class 2-A-1B2, and Class 2-A-1C Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans ("Group II Mortgage Loans"). Distributions on the Subordinate Certificates
will be derived from the Group I Mortgage Loans and Group II Mortgage Loans.
Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

     (2) WAL and Payment Window for the Class 1-A-1A, Class 1-A-1B, Class
2-A-1A, Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1C Certificates are shown to the Optional Call Date (as defined herein) and to Maturity.

     (3) On each Distribution Date, the Certificate Interest Rate for the Class
1-A-1A, Class 1-A-1B, Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, and Class
2-A-1C Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date),
(ii) the related Net WAC Cap (as defined herein) and (iii) [10.50]%.

     (4) The Class X Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage
Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. The Class X Certificates will accrue interest on its notional balance on each Distribution Date at a
Certificate Interest Rate equal to the excess, if any, of the (i) weighted average Net Mortgage Rate of the Mortgage Loans for such Distribution Date over
(ii) the product of (a) the weighted average of the annual Certificate Interest
Rates of the Certificates (other than the Class X Certificates), adjusting for certificate interest rates on the Class A Certificates for an interest accrual period based on a year consisting of twelve thirty-day months and (b) a fraction, the numerator of which is the aggregate principal balance of the
Certificates (excluding the principal balance of the principal only component of the Class X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only components of the Class X Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class X Certificates, as described herein.

     (5) For each Distribution Date, the Certificate Interest Rate for the Class
B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i)
One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

Transaction Summary:

     Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp.
("WMMSC").

     Servicer: Washington Mutual Bank, FA ("WMBFA").

     Co-Lead Managers: WaMu Capital Corp. and UBS Investment Bank

     Trustee: Deutsche Bank National Trust Company

     Rating Agencies: It is expected that the Certificates will be rated by the rating agencies and assigned the credit ratings described on page 2 of this
Preliminary Term Sheet.

     Cut-off Date: April 1, 2005.

     Expected Pricing Date: On or about March [30], 2005.

     Closing Date: On or about April [26], 2005.

     Distribution Date: The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2005.

     Servicing Fee: [0.375]% per annum of the principal balance of each Mortgage
Loans.

     Master Servicing Fee:  [0.050]% per annum of the principal  balance of each
Mortgage Loans.

     Certificates: The "Senior Certificates" will consist of the Class 1-A-1A and Class 1-A-1B Certificates (together, the "Group I Certificates") and the
Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1C Certificates
(collectively, the "Group II Certificates") and the Class X and Class R
Certificates. The Group I Certificates and the Group II Certificates are
collectively known as the "Class A Certificates". The "Subordinate Certificates"
will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates
are collectively referred to herein as the "Certificates." The Class A
Certificates (except for the Class 1-A-1A and Class 1-A-1B Certificates) are
being offered herein and are referred to herein as the "Offered Certificates").

     Accrued Interest: The price to be paid by investors for the Class A and
Subordinate Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class X Certificates will include [25]
days of accrued interest.

     Interest Accrual Period: The interest accrual period for the Class A
Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which such Distribution
Date occurs (or, in the case of the first Distribution Date, the Closing Date)
and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 basis). The interest accrual period for the Subordinate
Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs
(on a 30/360 basis). The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

     Registration: The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the
Euroclear System.

     Federal Tax Treatment: It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class
R Certificate will be treated as a REMIC residual interest for tax purposes.

     ERISA Eligibility: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

     SMMEA Treatment: The Class A, Class X and Class B-1 Certificates are
expected to constitute "mortgage related securities" for purposes of SMMEA. The
Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

     Optional Termination: The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

     Pricing Prepayment Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

     Mortgage Loans: As of March 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $2,867,671,256, of which: (i)
approximately $[240,778,063] consisted of a pool of conforming balance mortgage loans (the "Group I Mortgage Loans") and (ii) approximately $[2,626,893,193]
consisted of a pool of conforming and non-conforming balance mortgage loans (the
"Group II Mortgage Loans" together with the Group I Mortgage Loans, the
"Mortgage Loans"). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15, 30 or 40 years. All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial fixed rate period of 1, 2, or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin. As of the Cut-off Date, none of the
Mortgage Loans were still in their fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

     For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than
7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and
(iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%)
of the original principal balance due to deferred interest (the "Negative
Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

     Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

     Credit Enhancement: Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

     Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
Class B-6 Certificates, initially [9.80]% total subordination.

     Shifting Interest: Until the first Distribution Date occurring after
[April] 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and Class X
Certificates are paid down to zero or the credit enhancement provided by the
Subordinate Certificates has doubled prior to such date as described below).
After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred
Interest).

     The prepayment percentages on the Subordinate Certificates are as follows:

                  Periods:                 Unscheduled Principal Payments (%)
                  --------                 ----------------------------------
                  [May 2005 - April 2015    0% Pro Rata Share
                  May 2015 - April 2016     30% Pro Rata Share
                  May 2016 - April 2017     40% Pro Rata Share
                  May 2017 - April 2018     60% Pro Rata Share
                  May 2018 - April 2019     80% Pro Rata Share
                  May 2019 and after]       100% Pro Rata Share

     Notwithstanding the foregoing, if the credit enhancement provided by the
Subordinate Certificates doubles from the initial credit enhancement, unscheduled principal payments (net of Deferred Interest) will be paid to the
Class A Certificates, Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled
(subject to the performance triggers described in the prospectus supplement),
(i) prior to the Distribution Date in [May] 2008, the Subordinate Certificates
will be entitled to 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in
[May] 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

     In the event the current senior percentage (aggregate principal balance of the Class A and Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the
Class A and Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans.

     Net Mortgage Rate: The "Net Mortgage Rate" with respect to each Mortgage
Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

     Net WAC Cap: The "Net WAC Cap" for the Class A Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted on an actual/360 basis.

     The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group I
Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the
Group II Mortgage Loans, in each case weighted by the related group subordinate amount..

     Carryover Shortfall Amount: If on any Distribution Date, one month LIBOR plus the related margin for the Class A Certificates is greater than the Net WAC
Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one month LIBOR plus the related margin for such Class and [10.50]% (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related certificate rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the
Certificate Interest Rate for such Class without giving effect to the related
Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover
Shortfall Amount for the Class A Certificates will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates
(after the reduction due to Net Deferred Interest allocable to the Class X
Certificates).

     Adjusted Cap Rate: The "Adjusted Cap Rate" for any Distribution Date and
any class of Class A Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the related Group I or Group II Mortgage Loans as applicable on the basis of the weighted average Net Mortgage Rate for such Loan
Group, less the related Net Deferred Interest for such Loan Group and (ii) 12, and the denominator of which is the aggregate principal balance of the related
Group I or Group II Mortgage Loans as applicable prior to such Distribution Date multiplied by a ratio, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period.

     The "Adjusted Cap Rate" for any Distribution Date and the Subordinate
Certificates is equal to the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing (A) the weighted average of the Net
Mortgage Rates of the Group I Mortgage Loans by a per annum rate equal to: (i)
the product of (a) the Net Deferred Interest for the Group I Mortgage Loans for
such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Group I
Mortgage Loans on such day and (B) the weighted average of the Net Mortgage
Rates of the Group II Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group II Mortgage Loans for
such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Group II
Mortgage Loans on such day.

     The "Adjusted Cap Rate" for any Distribution Date and the Class X
Certificates shall equal the certificate interest rate for the Class X
Certificates, computed for this purpose by (i) reducing the weighted average Net
Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of
(a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage
Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Mortgage Loans on such day, and (ii)
computing the weighted average of the pass-through rates of the Certificates by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the class of certificates.

     Deferred Interest: The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan ("Deferred Interest").

     Net Deferred Interest: For each group of Mortgage Loans the "Net Deferred
Interest" is the greater of (a) the excess of Deferred Interest over unscheduled principal payments, in each case for the related Mortgage Loans, and (b) zero.
The amount of current interest on the Certificates will be reduced by the related Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

     For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i)
the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap
Rate for such class and Distribution Date.

     Yield Maintenance Agreement: On the Closing Date, the Trustee will enter into two separate Yield Maintenance Agreements, the Group I YMA and the Group II
YMA, with a counterparty (the "Counterparty") for the benefit of each of the
Group I Certificates and Group II Certificates. The notional balance of the
Yield Maintenance Agreements and the strike rates are in the tables below. The payment pursuant to the YMA for the Group I Certificates will be based on the lesser of the Group I YMA scheduled notional balance and the actual aggregate principal balance of the Group I Certificates. The payment pursuant to the YMA for the Group II Certificates will be based on the less of the Group II YMA scheduled notional balance and the actual aggregate principal balance of the
Group II Certificates. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate.
Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.25%] in the case of the Group I YMA and [10.27%] in the case of the Group II YMA. The Yield Maintenance Agreements will terminate after the
Distribution Date in [October 2013]. Any payments received from the Group I YMA will be used to pay Carryover Shortfall Amounts on the Group I Certificates, pro
rata. Any payments received from the Group II YMA will be used to pay Carryover
Shortfall Amounts on the Group II Certificates, pro rata.

                -----------------------------------------------------------------------------------------------------------------------------------------
                                                               Yield Maintenance Agreement Schedule and Strike Rates
                                                                        For Group I Certificates
                -----------------------------------------------------------------------------------------------------------------------------------------
                            Notional     Cap                  Notional        Cap                Notional                          Notional       Cap
                               Bal       Strike                 Bal         Strike                Bal         Cap                  Bal           Strike
                 Period        ($)          (%)     Period       ($)          (%)     Period       ($)       Strike (%)  Period    ($)            (%)
                --------- -------------- ---------- ------- -------------- ---------- ------- -------------- ----------- ------- ------------- ----------
                     1           N/A          N/A       27    115,373,926    9.23556      53    63,402,535     8.92763       79    33,768,289    8.92763
                     2      211,205,084    8.92764      28    112,459,469    8.92764      54    62,044,541     9.23555       80    32,938,721    9.23555
                     3      206,365,992    9.23557      29    109,608,182   8.92764       55    60,713,670     8.92763       81    32,129,266    8.92763
                     4      201,630,280    8.92764      30    106,818,660   9.23556       56    59,403,500     9.23555       82    31,339,440    8.92762
                     5      196,995,674    8.92764      31    104,088,698   8.92764       57    58,115,702     8.92763       83    30,568,772    9.56470
                     6      192,459,952    9.23556      32    101,415,364   9.23556       58    56,831,088     8.92763       84    29,816,800    8.92762
                     7      188,019,663    8.92764      33    98,798,024    8.92764       59    55,443,619     9.91738       85    29,083,075    9.23554
                     8      183,670,236    9.23556      34    96,230,375    8.92764       60    54,089,660     8.92763       86    28,367,158    8.92762
                     9      179,410,639    8.92764      35    93,933,054    9.56471       61    52,768,406     9.23555       87    27,668,620    9.23554
                     10     175,231,108    8.92764      36    91,688,746    8.92763       62    51,479,073     8.92763       88    26,987,043    8.92762
                     11     171,085,486    9.91739      37    89,496,231    9.23556       63    50,220,895     9.23555       89    26,322,018    8.92762
                     12     167,029,287    8.92764      38    87,596,540    8.92763       64    48,993,125     8.92763       90    25,673,149    9.23554
                     13     163,060,532    9.23556      39    85,738,418    9.23555       65    47,795,031     8.92763       91    25,040,044    8.92762
                     14     159,177,283    8.92764      40    83,920,933    8.92763       66    46,625,904     9.23555       92    24,422,326    9.23554
                     15     155,377,648    9.23556      41    82,143,175    8.92763       67    45,485,046     8.92763       93    23,819,622    8.92762
                     16     151,659,775    8.92764      42    80,404,256    9.23555       68    44,371,780     9.23555       94    23,231,573    8.92762
                     17     148,021,857    8.92764      43    78,702,772    8.92763       69    43,285,443     8.92763       95    22,657,824    9.91736
                     18     144,462,126    9.23556      44    77,036,852    9.23555       70    42,225,389     8.92763       96    22,098,031    8.92762
                     19     140,977,825    8.92764      45    75,406,102    8.92763       71    41,190,986     9.91737       97    21,551,858    9.23554
                     20     137,565,290    9.23556      46    73,806,482    8.92763       72    40,181,618     8.92763       98    21,018,977    8.92762
                     21     134,223,713    8.92764      47    72,218,752    9.91738       73    39,196,684     9.23555       99    20,499,067    9.23554
                     22     130,945,250    8.92764      48    70,666,130    8.92763       74    38,235,598     8.92763      100    19,991,816    8.92762
                     23     127,692,704    9.91739      49    69,147,824    9.23555       75    37,297,785     9.23555      101    19,496,918    8.92762
                     24     124,510,856    8.92764      50    67,663,060    8.92763       76    36,382,687     8.92763      102    19,014,075    9.23554
                     25     121,398,131    9.23556      51    66,211,080    9.23555       77    35,489,758     8.92763      103         0        0.00000
                     26     118,352,989    8.92764      52    64,791,146    8.92763       78    34,618,466     9.23555

                -----------------------------------------------------------------------------------------------------------------------------------------
                                                               Yield Maintenance Agreement Schedule and Strike Rates
                                                                        For Group II Certificates
                -----------------------------------------------------------------------------------------------------------------------------------------
                            Notional     Cap                  Notional        Cap                Notional                          Notional       Cap
                               Bal       Strike                 Bal         Strike                Bal         Cap                  Bal           Strike
                 Period        ($)          (%)     Period       ($)          (%)     Period       ($)       Strike (%)  Period    ($)            (%)
                --------- -------------- ---------- ------- -------------- ---------- ------- -------------- ----------- ------- ------------- ----------
                     1           N/A          N/A       27    1,260,895,258   9.20174     53     694,324,653   8.89361       79    370,409,688   8.89362
                     2      2,304,254,810   8.89362     28    1,229,131,386   8.89362     54     679,497,143   9.20173       80    361,313,966   9.20174
                     3      2,251,565,895   9.20174     29    1,198,054,625   8.89362     55     664,975,644   8.89361       81    352,438,711   8.89362
                     4      2,200,000,749   8.89362     30    1,167,649,223   9.20174     56     650,703,328   9.20173       82    343,778,622   8.89361
                     5      2,149,534,682   8.89362     31    1,137,894,910   8.89362     57     636,659,256   8.89361       83    335,328,525   9.53110
                     6      2,100,142,809   9.20174     32    1,108,763,136   9.20174     58     622,733,617   8.89362       84    327,083,371   8.89361
                     7      2,051,793,302   8.89362     33    1,080,235,929   8.89362     59     607,944,774   9.88401       85    319,038,229   9.20173
                     8      2,004,441,606   9.20174     34    1,052,272,052   8.89362     60     593,189,159   8.89362       86    311,188,290   8.89361
                     9      1,958,059,448   8.89362     35    1,027,319,215   9.53111     61     578,721,044   9.20175       87    303,528,857   9.20173
                     10     1,912,582,775   8.89362     36    1,002,866,052   8.89362     62     564,585,877   8.89362       88    296,055,346   8.89361
                     11     1,867,597,462   9.88401     37     978,959,954    9.20174     63     550,792,186   9.20175       89    288,763,283   8.89361
                     12     1,823,453,116   8.89362     38     958,236,288    8.89361     64     537,331,779   8.89362       90    281,648,302   9.20173
                     13     1,780,231,443   9.20174     39     937,965,128    9.20173     65     524,196,658   8.89362       91    274,706,140   8.89361
                     14     1,737,932,774   8.89362     40     918,136,352    8.89361     66     511,379,019   9.20174       92    267,932,636   9.20173
                     15     1,696,543,248   9.20174     41     898,740,069    8.89361     67     498,871,241   8.89362       93    261,323,731   8.89361
                     16     1,656,042,774   8.89362     42     879,766,296    9.20173     68     486,665,888   9.20174       94    254,875,459   8.89361
                     17     1,616,411,709   8.89362     43     861,202,144    8.89361     69     474,755,701   8.89362       95    248,583,953   9.88399
                     18     1,577,630,253   9.20174     44     843,029,401    9.20173     70     463,133,592   8.89362       96    242,445,436   8.89361
                     19     1,539,672,997   8.89362     45     825,236,653    8.89361     71     451,792,646   9.88401       97    236,456,223   9.20173
                     20     1,502,504,273   9.20174     46     807,797,526    8.89361     72     440,726,111   8.89362       98    230,612,717   8.89360
                     21     1,466,101,535   8.89362     47     790,539,379    9.88400     73     429,927,397   9.20174       99    224,911,406   9.20172
                     22     1,430,413,383   8.89362     48     773,608,662    8.89361     74     419,390,071   8.89362      100    219,348,863   8.89360
                     23     1,395,106,225   9.88401     49     757,039,883    9.20173     75     409,107,855   9.20174      101    213,921,743   8.89360
                     24     1,360,462,114   8.89362     50     740,833,550    8.89361     76     399,074,620   8.89362      102    208,626,781   9.20172
                     25     1,326,547,159   9.20174     51     724,984,231    9.20173     77     389,284,383   8.89362      103         0        0.00000
                     26     1,293,361,857   8.89362     52     709,483,887    8.89361     78     379,731,305   9.20174

     Allocation of Realized Losses: Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior
Certificates (other than Interest Component of the Class X Certificates) as follows:

     (a) any realized losses remaining on the Group I Mortgage Loans to the
Class 1-A-1A and Class 1-A-1B Certificates and the group I principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A-1A Certificates' pro rata allocation of realized losses will first be allocated to the Class 1-A-1B Certificates until its class principal balance has been reduced to zero.

     (b) any realized losses remaining on the Group II Mortgage Loans to the
Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1C Certificates and
the group II principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A-1A, Class
2-A-1B1, Class 2-A-1B2, and Class 2-A-1C Certificates' pro-rata allocation of realized losses will be allocated in the manner below:

     a. the Class 2-A-1A Certificates' pro rata allocation of realized losses will first be allocated pro rata to the Class 2-A-1B1 and Class 2-A-1B2
Certificates until their class principal balances have been reduced to zero;
subject to,

     b. the aggregate pro rata allocation of realized losses of the Class
2-A-1B1 and Class 2-A-1B2 Certificates be allocated first to the Class 2-A-1C
Certificates until its class principal balance is equal to zero.

     Certificates  Priority of Distributions:  Available funds from the Mortgage
Loans will be distributed in the following order of priority:

     1) Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X
Certificate will be reduced to the extent needed to pay any Carryover Shortfall
Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

     2) Class R Certificates, principal from the Group I Mortgage Loans, until the principal balance of such class has been reduced to zero;

     3) Class A Certificates, principal, concurrently:

     (a) From the Group I Mortgage Loans principal, sequentially:

     (I) Concurrently, paid pro rata:

     i. To the Class 1-A-1A Certificates, principal until its certificate principal balance is reduced to zero;

     ii. To the Class 1-A-1B Certificates, principal until its certificate principal balance is reduced to zero;

     (II) To the group I principal only component of the Class X Certificates;

     (b) From the Group II Mortgage Loans, principal, sequentially:

     (I) Concurrently, paid pro rata:

     i. To the Class 2-A-1A Certificates, principal until its certificate principal balance is reduced to zero;

     ii. To the Class 2-A-1B1 and Class 2-A-1B2 Certificates, sequentially, in that order, principal, until their certificate principal balances are reduced to zero;

     iii. To the Class 2-A-1C Certificates, principal until its certificate principal balance is reduced to zero; and (II) To the group II principal only component of the Class X Certificates;

     4) Class A Certificates, to pay the Carryover Shortfall Amount (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

     5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1
Certificate Interest Rate;

     6) Class B-1 Certificates, principal allocable to such Class;

     7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2
Certificate Interest Rate;

     8) Class B-2 Certificates, principal allocable to such Class;

     9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3
Certificate Interest Rate;

     10) Class B-3 Certificates, principal allocable to such Class;

     11) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

     12) Class R Certificate, any remaining amount.

                       COMPUTATIONAL MATERIALS DISCLAIMER

     The attached tables and other statistical analyses (the "Computational
Materials") have been prepared and furnished to you by WaMu Capital Corp. The issuer of the securities did not participate in the preparation of these
Computational Materials and the issuer has not independently verified their accuracy or completeness.

     Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These
Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither [name of underwriter] nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

     Prospectus investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and
Exchange Commission. The Computational Materials do not include all of the information required to be included in the final prospectus supplement. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420.

     This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

     Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.
Investors should make every effort to consider the risks of these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The  information  contained  herein  has  been  prepared  solely  for the use of addressee  and  has not  been  independently  verified  by  WaMu  Capital  Corp.
Accordingly,  WaMu Capital Corp. makes no express or implied  representations or warranties  of any kind and  expressly  disclaims  all  liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the
Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                     Tables

                  Class 2-A-1A to Optional Call Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         5.67         4.64          2.77         2.25          1.58
                  MDUR (yr)                        4.93         4.13          2.58         2.12          1.52
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                    181           150           92           75            54
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1A to Maturity Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         6.08         5.03          3.03         2.46          1.72
                  MDUR (yr)                        5.16         4.37          2.77         2.29          1.63
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                    480           480          480           479          465
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1B1 to Optional Call Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         3.13         2.54          1.50         1.22          0.88
                  MDUR (yr)                        2.92         2.40          1.45         1.19          0.86
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                     94           77            45           36            26
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1B1 to Maturity Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         3.13         2.54          1.50         1.22          0.88
                  MDUR (yr)                        2.92         2.40          1.45         1.19          0.88
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                     94           77            45           36            26
                  ------------------------------------------------------------------------------------------------

                                                                          Tables

                  Class 2-A-1B2 to Optional Call Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                        12.17         10.03         6.03         4.87          3.40
                  MDUR (yr)                        9.98         8.51          5.45         4.48          3.21
                  First Prin Pay                    94           77            45           36            26
                  Last Prin Pay                    181           150           92           75            54
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1B2 to Maturity Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                        13.65         11.43         6.96         5.63          3.89
                  MDUR (yr)                       10.80         9.34          6.12         5.06          3.61
                  First Prin Pay                    94           77            45           36            26
                  Last Prin Pay                    480           480          480           479          464
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1C to Optional Call Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         5.67         4.64          2.77         2.25          1.58
                  MDUR (yr)                        4.92         4.13          2.58         2.12          1.52
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                    181           150           92           75            54
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1C to Maturity Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         6.08         5.03          3.03         2.46          1.72
                  MDUR (yr)                        5.16         4.37         2..77         2.28          1.63
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                    480           480          480           479          464
                  ------------------------------------------------------------------------------------------------

                           Effective Net WAC Cap(1)(2)

     The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [10.50]% for every Distribution Date thereafter until the first possible Optional Call Date.

     (1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00%
beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

     (2) Assumes proceeds from the related Yield Maintenance Agreement are included.